SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                   _______________


                                       FORM 8-K


                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934




          Date of Report (Date of earliest event reported):  APRIL 1, 1996



                             ALLEGHENY LUDLUM CORPORATION
                (Exact name of registrant as specified in its charter)



                    PENNSYLVANIA          1-9498              25-1364894
          (State or other jurisdiction  (Commission         (IRS Employer
                of incorporation)       File Number)    Identification No.)


             1000 SIX PPG PLACE, PITTSBURGH, PENNSYLVANIA   15222-5479
               (Address of principal executive offices)     (Zip code)



          Registrant's telephone number, including area code:  412-394-2800

























          Item 5.   Other Events.

               On April 1, 1996, a Delaware corporation to be named Allegheny Teledyne Incorporated (formerly XYZ/Power, Inc.) ("ATI"), Allegheny Ludlum Corporation, a Pennsylvania corporation ("ALC"), and Teledyne, Inc., a Delaware corporation ("TI"), entered into an Agreement and Plan of Merger and Combination (the "Combination Agreement"). Pursuant to the Combination Agreement and subject to the terms and conditions set forth therein, separate wholly owned subsidiaries of ATI will merge into each of ALC and TI, whereupon each of ALC and TI will become wholly owned subsidiaries of ATI (the "Combination"). At the Effective Time (as defined in the Combination Agreement) of the Combination, each issued and outstanding share of the Common Stock, par value $.10 per share, of ALC ("ALC Common Stock") will be converted into the right to receive one share of the Common Stock, par value $.10 per share of ATI ("ATI Common Stock"), and each issued and outstanding share of the Common Stock, par value $1.00 per share, of TI ("TI Common Stock"), will be converted into the right to receive 1.925 shares of ATI Common Stock.

               In connection with the Combination Agreement, Richard P. Simmons, Chairman of the Board and a director of ALC, Robert P. Bozzone, Vice Chairman of the Board and a director of ALC, Arthur
          H. Aronson, President and Chief Executive Officer and a director of ALC, and Charles J. Queenan, Jr., a director of ALC, who own or have the exclusive right to vote an aggregate of 22,252,797 shares of ALC Common Stock, each entered into an agreement (a "Shareholder Agreement") with TI pursuant to which each of them agreed to vote all of his shares of ALC Common Stock in favor of the transactions contemplated by the Combination Agreement. In addition, and in connection with the Combination Agreement, Henry
          E. Singleton, George A. Roberts (together with his spouse), and Fayez Sarofim, each a director of TI, and William P. Rutledge, Chairman of the Board and Chief Executive Officer and a director of TI, and Donald B. Rice, President and Chief Operating Officer and a director of TI, who own or have the exclusive right to vote an aggregate of 8,738,010 shares of TI Common Stock, each entered into an agreement (a "Stockholder Agreement") with ALC pursuant to which each of them agreed to vote all of his shares of TI Common Stock in favor of the transactions contemplated by the Combination Agreement.

               Copies of the Combination Agreement and the respective forms of Shareholder Agreement and Stockholder Agreement are filed herewith as Exhibits 2.1, 99.1 and 99.2, respectively. The foregoing descriptions are qualified in their entirety by reference to the full text of such Exhibits.

          Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)  Not applicable.












               (b)  Not applicable.

               (c) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K:

                                                                 Exhibit
                              Description                          No.
                              -----------                        --------

          Agreement and Plan of Merger and Combination,             2.1
          dated as of April 1, 1996, among
          Allegheny Teledyne Incorporated (formerly
          XYZ/Power, Inc.), Allegheny Ludlum Corporation and Teledyne, Inc.

          Form of Shareholder Agreement, dated as of               99.1
          April 1, 1996, between Teledyne, Inc. and each of Messrs. Richard P. Simmons, Robert
          P. Bozzone, Arthur H. Aronson and Charles
          J. Queenan, Jr.

          Form of Stockholder Agreement, dated as of               99.2
          April 1, 1996, between Allegheny Ludlum
          Corporation and each of Messrs. Henry E.
          Singleton, George A. Roberts, Fayez Sarofim,
          William P. Rutledge and Donald B. Rice

          Press Release dated April 1, 1996                        99.3








































                                      SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Allegheny Ludlum Corporation



          Date:  April 2, 1996               By:/s/Jon D. Walton

                                                Jon D. Walton
                                                Vice President - General
                                                   Counsel and Secretary


















































                                    EXHIBIT INDEX

          Exhibit                                                Sequential
            No.                    Description                    Page No.
          -------                  -----------                   ----------

            2.1     Agreement and Plan of Merger and
                    Combination, dated as of April 1, 1996,
                    among Allegheny Teledyne Incorporated
                    (formerly XYZ/Power, Inc.), Allegheny
                    Ludlum Corporation and Teledyne, Inc.

           99.1 Form of Shareholder Agreement, dated as of April 1, 1996, between Teledyne, Inc. and each of Messrs. Richard P. Simmons, Robert P. Bozzone, Arthur H. Aronson and Charles J. Queenan, Jr.

           99.2     Form of Stockholder Agreement, dated as
                    of April 1, 1996, between Allegheny
                    Ludlum Corporation and each of Messrs.
                    Henry E. Singleton, George A. Roberts,
                    Fayez Sarofim, William P. Rutledge
                    and Donald B. Rice

           99.3     Press Release dated April 1, 1996